Exhibit 99.1

NEWS RELEASE

Range Resources Corporation Announces Early Tender Results for Offers

and Consent Solicitations for Memorial Resource Development Corp.’s 5.875% Senior Notes

and all of Range Resources’ Senior Subordinated Notes

Approximately 99.69% of Total Outstanding Existing Memorial Senior Notes Tendered

Approximately 93.57% of Total Outstanding Existing Range Senior Subordinated Notes Tendered

FORT WORTH, TEXAS, August 17, 2016 – RANGE RESOURCES CORPORATION (“RANGE”) (NYSE: RRC) announced today the results as of 5:00 p.m., New York City time, on August 16, 2016 (the “Early Tender Deadline”), of its previously announced exchange offers for certain of Range’s and Memorial Resource Development Corp.’s (“Memorial”) notes listed in the table below (the “Existing Notes”) and the cash tender offers for Memorial’s notes listed below (collectively, the “Offers”).

In connection with the Offers, Range solicited consents from noteholders to amend the indentures governing the notes subject to the Offers (each, an “Existing Indenture”) to eliminate certain of the covenants, restrictive provisions and events of default (collectively, the “Proposed Amendments”).

The results of the Offers and the related consent solicitations as of the Early Tender Deadline are as follows:

Issuer	Title of Series of Existing Notes	CUSIP / ISIN	Aggregate Principal Amount Outstanding	Principal Amount of Existing Notes Validly Tendered (and not validly withdrawn)	Approximate Percentage of Existing Notes Validly Tendered
Memorial Resource Development Corp.	5.875% Senior Notes due 2022	58605QAB5	$600,000,000	$598,160,000	99.69%
Range Resources Corporation	5.75% Senior Sub. Notes due 2021	75281AAM1	$500,000,000	$441,173,000	88.23%
Range Resources Corporation	5.00% Senior Sub. Notes due 2022	75281AAN9	$600,000,000	$562,768,000	93.79%
Range Resources Corporation	5.00% Senior Sub. Notes due 2023	75281AAQ2,75281AAP4 /U75295AC6	$750,000,000	$727,026,000	96.94%

TOTAL			$2,450,000,000	$2,329,127,000	95.07%

The Offers and related consent solicitations are subject to the satisfaction of certain conditions, including, among other things, the consummation of the merger of Range and Memorial pursuant to the Agreement and Plan of Merger, dated May 15, 2016. The consummation of the merger is not conditioned upon the completion of any of the Offers or related consent solicitations.

Based on the receipt of the requisite number of consents in the consent solicitations, Range or Memorial, as applicable, and the respective guarantors will execute supplements to each of the Existing Indentures (each, a “Supplemental Indenture”) with the trustee under each Existing Indenture with respect to the applicable Proposed Amendments. Each Supplemental Indenture will become effective upon execution, but provides that the applicable Proposed Amendments will become operative only upon consummation of the applicable Offer, as well as the consummation of the Memorial merger described above.

Holders who have not yet tendered their Existing Notes have until 11:59 p.m., New York City time, on August 30, 2016, unless extended by Range (the “Expiration Time”), to tender their Existing Notes pursuant to the Offers.

The deadline for holders to validly withdraw tendered Existing Notes and validly revoke their consents expired at 5:00 p.m. New York City time, on August 16, 2016 (the “Withdrawal Deadline”). Therefore, any additional Existing Notes tendered and consents delivered may not be validly withdrawn or revoked, except as required by law. In addition, because the Early Tender Deadline has passed, the previously announced exchange and payment terms relating to periods after the Early Tender Deadline are now in effect until the Expiration Time.

On the settlement date, which, subject to satisfaction of the conditions thereto, is expected to be within two business days following the Expiration Time, Range will accept for exchange or purchase, as applicable, and will pay the applicable consideration for, all Existing Notes that were validly tendered (and not validly withdrawn) in the Offers at or prior to the Expiration Time. The Existing Notes that remain outstanding after the settlement date will be governed by the applicable Existing Indenture, as amended by the related Supplemental Indenture.

The terms of the Offers and related consent solicitations are further described in Range’s current report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on August 3, 2016.

The new Range notes to be issued in the Offers (the “New Notes”) have not been registered with the SEC under the Securities Act of 1933, as amended (the “Securities Act”), or any state or foreign securities laws. The New Notes may not be offered or sold in the United States or to any U.S. persons except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act. Only persons who certify that they are (i) “qualified institutional buyers” within the meaning of Rule 144A under the Securities Act or (ii) not “U.S. persons” and are outside of the United States within the meaning of Regulation S under the Securities Act, are authorized to receive and review the Offering Memorandum and Consent Solicitation Statement (such persons, “Eligible Holders”). The complete terms and conditions of the Offers and the related consent solicitations are described in the Offer Materials and related letters of transmittal and consents, copies of which may be obtained by contacting D.F. King & Co., Inc., the exchange agent/tender agent and information agent in connection with the Offers and related consent solicitations, at (800) 967-5058 (U.S. toll-free) or (212) 269-5550 (banks and brokers) or by visiting www.dfking.com/rrc.

RANGE is a leading independent oil and natural gas producer with operations focused in stacked-pay projects in the Appalachian Basin. Range is headquartered in Fort Worth, Texas.

MEMORIAL is an independent natural gas and oil company engaged in the acquisition, exploration and development of natural gas and oil properties in North Louisiana. Memorial is headquartered in Houston, Texas.

Important Additional Information

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. This communication is being made in respect of transactions related to the proposed merger transaction involving Range and Memorial.

In connection with the merger, Range has filed with the SEC a registration statement on Form S-4 (333-211994) on June 13, 2016, as amended, which has been declared effective by the SEC and includes a joint proxy statement of Range and Memorial and also constitutes a prospectus of Range. Each of Range and Memorial also plan to file other relevant documents with the SEC regarding the merger. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act. The definitive joint proxy statement/prospectus(es) for Range and/or Memorial will be mailed to shareholders of Range and/or Memorial, as applicable.

BEFORE MAKING ANY VOTING OR INVESTMENT DECISIONS REGARDING THE MERGER, INVESTORS AND SECURITY HOLDERS OF RANGE AND/OR MEMORIAL ARE URGED TO READ THE JOINT PROXY STATEMENT/PROSPECTUS REGARDING THE PROPOSED TRANSACTION AND ANY OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION.

Investors and security holders may obtain free copies of the joint proxy statement/prospectus, any amendments or supplements thereto and other documents containing important information about Range and Memorial, once such documents are filed with the SEC, through the website maintained by the SEC at www.sec.gov. Copies of the documents filed with the SEC by Range will be available free of charge on Range’s website at http://www.rangeresources.com/ under the heading “Investors” or by contacting Range’s Investor Relations Department by email at lsando@rangeresources.com, damend@rangeresources.com, mfreeman@rangeresources.com, or by phone at 817-869-4267. Copies of the documents filed with the SEC by Memorial will be available free of charge on Memorial’s website at http://www.memorialrd.com under the heading “Investor Relations” or by phone at 713-588-8339.

Participants in the Merger Solicitation

Range, Memorial and certain of their respective directors, executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies in connection with the proposed transaction. Information about the directors and executive officers of Memorial is set forth in its proxy statement for its 2016 annual meeting of shareholders, which was filed with the SEC on April 1, 2016. Information about the directors and executive officers of Range is set forth in its proxy statement for its 2016 annual meeting of stockholders, which was filed with the SEC on April 8, 2016. These documents can be obtained free of charge from the sources indicated above.

Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the joint proxy statement/prospectus and other relevant materials to be filed with the SEC when they become available. Investors should read the joint proxy statement/prospectus carefully before making any voting or investment decisions regarding the merger. Investors may obtain free copies of these documents from Range or Memorial using the sources indicated above.

Cautionary Statement Regarding Forward-Looking Statements

This communication contains certain “forward-looking statements” within the meaning of federal securities laws, including within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 that are not limited to historical facts, but reflect Range’s current beliefs, expectations or intentions regarding future events. Words such as “may,” “will,” “could,” “should,” “expect,” “plan,” “project,” “intend,” “anticipate,” “believe,” “estimate,” “predict,” “potential,” “pursue,” “target,” “continue,” and similar expressions are intended to identify such forward-looking statements. The statements in this press release that are not historical statements, including statements regarding the expected timetable for completing the proposed transaction, benefits and synergies of the proposed transaction, costs and other anticipated financial impacts of the proposed transaction; the combined company’s plans, objectives, future opportunities for the combined company and products, future financial performance and operating results and any other statements regarding Range’s and Memorial’s future expectations, beliefs, plans, objectives, financial conditions, assumptions or future events or performance that are not historical facts, are forward-looking statements within the meaning of the federal securities laws. Furthermore, the statements relating to the proposed transaction are subject to numerous risks and uncertainties, many of which are beyond Range’s or Memorial’s control, which could cause actual results to differ materially from the results expressed or implied by the statements. These risks and uncertainties include, but are not limited to: failure to obtain the required votes of Range’s or Memorial’s shareholders; the timing to consummate the proposed transaction; satisfaction of the conditions to closing of the proposed transaction may not be satisfied or that the closing of the proposed transaction otherwise does not occur; the risk that a regulatory approval that may be required for the proposed transaction is not obtained or is obtained subject to conditions that are not anticipated; the diversion of management time on transaction-related issues; the ultimate timing, outcome and results of integrating the operations of Range and Memorial; the effects of the business combination of Range and Memorial, including the combined company’s future financial condition, results of operations, strategy and plans; potential adverse reactions or changes to business relationships resulting from the announcement or completion of the proposed transaction; expected synergies and other benefits from the proposed transaction and the ability of Range to realize such synergies and other benefits; expectations regarding regulatory approval of the transaction; results of litigation, settlements and investigations; and actions by third parties, including governmental agencies; changes in the demand for or price of oil and/or natural gas can be significantly impacted by weakness in the worldwide economy; consequences of audits and investigations by government agencies and legislative bodies and related publicity and potential adverse proceedings by such agencies; compliance with environmental laws; changes in government regulations and regulatory requirements, particularly those related to oil and natural gas exploration; compliance with laws related to income taxes and assumptions regarding the generation of future taxable income; weather-related issues; changes in capital spending by customers; delays or failures by customers to make payments owed to us; impairment of oil and natural gas properties; structural changes in the oil and natural gas industry; and maintaining a highly skilled workforce. Range’s and Memorial’s respective reports on Form 10-K for the year ended December 31, 2015, Form 10-Q for the quarter ended March 31, 2016 and June 30, 2016, recent Current Reports on Form 8-K, and other SEC filings, including the registration statement on Form S-4, as amended, that includes a joint proxy statement of Range and Memorial and constitutes a prospectus of Range, discuss some of the important risk factors identified that may affect these factors and Range’s and

Memorial’s respective business, results of operations and financial condition. Range and Memorial undertake no obligation to revise or update publicly any forward-looking statements for any reason. Readers are cautioned not to place undue reliance on these forward-looking statements that speak only as of the date hereof.